                                                                  EXHIBIT 99(i)

                           MERRILL LYNCH & CO., INC.
                    PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                                        FOR THE THREE MONTHS ENDED
                                                         -------------------------------------------------------
                                                                                                                      PERCENT OF
(IN MILLIONS, EXCEPT                                                    PERCENT                        PERCENT          DOLLAR
 PER SHARE AMOUNTS)                                         DEC. 29,       OF           DEC. 30,         OF             CHANGE
                                                             1995       REVENUES(A)       1994        REVENUES(A)      INCREASE
                                                         ----------     ----------      --------      --------         --------
REVENUES:
  COMMISSIONS                                            $     847         16 %          $   638         14 %              33 %
  INTEREST AND DIVIDENDS                                     2,892         55              2,621         58                10
  PRINCIPAL TRANSACTIONS                                       566         11                454         10                25
  INVESTMENT BANKING                                           370          7                228          5                63
        ASSET MANAGEMENT AND PORTFOLIO
    SERVICE FEES                                               494          9                432         10                14
  OTHER                                                        124          2                111          3                12
                                                         ---------       ----            -------       ----              ----

  TOTAL REVENUES                                             5,293        100              4,484        100                18

  INTEREST EXPENSE                                           2,680         51              2,391         53                12
                                                         ---------       ----            -------       ----              ----

  NET REVENUES                                               2,613         49              2,093         47                25
                                                         ---------       ----            -------       ----              ----

NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS                                  1,299         50              1,126         54                15
  OCCUPANCY                                                    116          5                108          5                 7
  COMMUNICATIONS AND EQUIPMENT RENTAL                          136          5                110          5                24
  DEPRECIATION AND AMORTIZATION                                100          4                 87          4                14
  ADVERTISING AND MARKET DEVELOPMENT                           114          4                 81          4                41
  PROFESSIONAL FEES                                            107          4                 97          5                10
  BROKERAGE, CLEARING, AND EXCHANGE FEES                        94          4                 81          4                17
  OTHER                                                        165          6                148          7                11
                                                         ---------       ----            -------       ----              ----

  TOTAL NON-INTEREST EXPENSES                                2,131         82              1,838         88                16
                                                         ---------       ----            -------       ----              ----

EARNINGS BEFORE INCOME TAXES                                   482         18                255         12                89

INCOME TAX EXPENSE                                             179          6                 93          4                91
                                                         ---------       ----            -------       ----              ----

NET EARNINGS                                             $     303         12 %          $   162          8 %              88 %
                                                         =========       ====            =======       ====              ====

PREFERRED STOCK DIVIDENDS                                $      12                        $    8
                                                         =========                       =======
NET EARNINGS APPLICABLE TO COMMON
 STOCKHOLDERS                                            $     291                        $  154
                                                         =========                        ======

EARNINGS PER COMMON SHARE :
  PRIMARY                                                $    1.49                        $ 0.76
                                                         =========                        ======
  FULLY DILUTED                                          $    1.49                        $ 0.75
                                                         =========                        ======
AVERAGE SHARES:
  PRIMARY                                                    195.1                         203.2
                                                         =========                        ======
  FULLY DILUTED                                              195.1                         203.6
                                                         =========                        ======

 (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.

NOTE:  PERCENTAGES ARE BASED ON ACTUAL NUMBERS BEFORE ROUNDING.

                                                                   EXHIBIT 99(i)

                         MERRILL LYNCH & CO., INC.
                    PRELIMINARY UNAUDITED EARNINGS SUMMARY

                                                                      FOR THE YEAR ENDED
                                                --------------------------------------------------------    PERCENT OF
                                                                                                                DOLLAR
(IN MILLIONS, EXCEPT                                              PERCENT                    PERCENT            CHANGE
 PER SHARE AMOUNTS)                                DEC. 29,           OF         DEC. 30,        OF           INCREASE
                                                     1995         REVENUES (A)     1994      REVENUES (A)    (DECREASE)
                                                -----------       ---------      --------    ---------     -------------
REVENUES:
  COMMISSIONS                                   $  3,126              14 %        $  2,871        16 %               9 %
  INTEREST AND DIVIDENDS                          12,221              57             9,578        52                28
  PRINCIPAL TRANSACTIONS                           2,519              12             2,335        13                 8
  INVESTMENT BANKING                               1,308               6             1,240         7                 5
  ASSET MANAGEMENT AND PORTFOLIO
    SERVICE FEES                                   1,890               9             1,739         9                 9
  OTHER                                              449               2               471         3                (5)
                                                --------            ----          --------      ----              ----
  TOTAL REVENUES                                  21,513             100            18,234       100                18

  INTEREST EXPENSE                                11,248              52             8,609        47                31
                                                --------            ----          --------      ----              ----
  NET REVENUES                                    10,265              48             9,625        53                 7
                                                --------            ----          --------      ----              ----

NON-INTEREST EXPENSES:
  COMPENSATION AND BENEFITS                        5,270              51             4,952        51                 6
  OCCUPANCY                                          449               4               436         5                 3
  COMMUNICATIONS AND EQUIPMENT RENTAL                487               5               432         4                13
  DEPRECIATION AND AMORTIZATION                      367               4               325         3                13
  ADVERTISING AND MARKET DEVELOPMENT                 398               4               375         4                 6
  PROFESSIONAL FEES                                  425               4               367         4                16
  BROKERAGE, CLEARING, AND EXCHANGE FEES             361               3               338         4                 7
  OTHER                                              697               7               670         7                 4
                                                --------            ----          --------      ----              ----
  TOTAL NON-INTEREST EXPENSES                      8,454              82             7,895        82                 7
                                                --------            ----          --------      ----              ----

EARNINGS BEFORE INCOME TAXES                       1,811              18             1,730        18                 5

INCOME TAX EXPENSE                                   697               7               713         7                (2)
                                                --------            ----          --------      ----              ----
NET EARNINGS                                    $  1,114              11 %        $  1,017        11 %              10 %
                                                ========            ====          ========      ====              ====

PREFERRED STOCK DIVIDENDS                       $     48                          $     13
                                                ========                          ========

NET EARNINGS APPLICABLE TO COMMON
 STOCKHOLDERS                                   $  1,066                          $  1,004
                                                ========                          ========

EARNINGS PER COMMON SHARE:
  PRIMARY                                       $   5.44                          $   4.75
                                                ========                          ========

  FULLY DILUTED                                 $   5.42                          $   4.74
                                                ========                          ========
AVERAGE SHARES:
  PRIMARY                                          196.0                             211.2
                                                ========                          ========

  FULLY DILUTED                                    196.7                             211.7
                                                ========                          ========

 (A) - REVENUES AND INTEREST EXPENSE ARE PRESENTED AS A PERCENTAGE OF TOTAL REVENUES. NON-INTEREST EXPENSES AND EARNINGS ARE PRESENTED AS A PERCENTAGE OF NET REVENUES.

NOTE:  PERCENTAGES ARE BASED ON ACTUAL NUMBERS BEFORE ROUNDING.